UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 6, 2014 (January 2, 2014)

Neuralstem, Inc.

(Exact name of registrant as specified in Charter)

Delaware	000-1357459	52-2007292

(State or other jurisdiction of	(Commission File No.)	(IRS Employee Identification No.)
incorporation or organization)

9700 Great Seneca Highway, Rockville, Maryland 20850

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (301) 366-4841

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 2, 2014, Neuralstem, Inc. (“Company”) entered into an engagement agreement with T.R. Winston & Company, LLC (“Placement Agent”), relating to the offer and sale of the Company’s securities (“Offering”). On January 2, 2014, the Company entered into securities purchase agreements (“Purchase Agreements”) with institutional and accredited investors (“Purchasers”) for the purchase of 6,872,859 units, at a per unit purchase price of $2.91, or an aggregate of $20,000,000 of units. Each unit (“Unit”) consists of (i) one share of our common stock, par value $0.01 per share (“Shares”) and (ii) a common stock purchase warrant to purchase 0.5 share of common stock with an exercise price of $3.64 per share (“Warrant(s)”).

The Offering will close on or about January 8, 2014, subject to customary closing conditions. As compensation for its services, the Company will pay to Placement Agent a cash fee of $1,200,000 (6% of the gross proceeds received from the Offering) We have also agreed to reimburse the expenses of the Placement Agent in an amount equal to $15,000.

In connection with the Offering, the Company will issue an aggregate of 6,872,859 Shares and 3,436,435 Warrants. The Warrants have an exercise price of $3.64 and are initially exercisable at issuance and have a term of exercise of 5 years. The Warrants contain provisions providing for the adjustment of the purchase price and number of shares into which the securities are exercisable in the event of Stock Splits or Dividends, Subsequent Rights Offerings, Pro-Rata Distributions and Fundamental Transactions. The Warrants do not contain any provisions regarding subsequent securities issuances or so called “price protection provisions.”

The gross proceeds from the Offering are $20,000,000. The net offering proceeds to the Company from the sale of the Units, after deducting the placement agent’s fee and associated costs and expenses, is estimated to be $18,700,000. The Offering is anticipated to close on or about January 8, 2014.

The offer and sale of the Units is registered with the Securities and Exchange Commission (the “Commission”) pursuant to the Registration Statement on Form S-3, declared effective on September 13, 2013 (File No. 333-190936). The terms of the Offering are contained in the Prospectus Supplement filed by the Company on January 6, 2014 pursuant to Rule 424b5.

In connection with the Offering, the Company is filing as exhibits to this Current Report on Form 8-K the following documents:

•	Exhibit 1.01, Engagement Agreement with the Placement Agent;

•	Exhibit 4.01, Form of Warrant;

•	Exhibits 5.01 and 23.01, the legal opinion and consent of the Silvestre Law Group, P.C. relating to the Units and the shares underlying the Warrants;

•	Exhibit 10.01, the Form of the Securities Purchase Agreement; and

•	Exhibit 99.1, the press release issued by the Company dated January 3, 2014.

The foregoing summary of the terms of the form of Securities Purchase Agreement, the Placement Agent Agreement, the Form of Warrant and the Press Release are subject to, and qualified in their entirety by, the form of each respective agreement or document attached to this Current Report on Form 8-K as Exhibits 10.01, 1.01, 4.01 and 99.1 respectively and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

1.01	Form of Engagement Agreement between the Company and T.R. Winston & Company., LLC

4.01	Form of Warrant

5.01	Opinion of Silvestre Law Group, P.C.

10.01	Form of Securities Purchase Agreement

23.01	Consent of Silvestre Law Group, P.C. (included as part of Exhibit 5.01)

99.1	Press release issued by the Company dated January 3, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEURALSTEM, INC

By:	/s/ I. Richard Garr

I. Richard Garr
Chief Executive Officer

Dated: January 6, 2014

INDEX TO EXHIBITS

Incorporated by Reference
Exhibit No.	Description	Filed Herewith	Form	Exhibit No.	File No.	Filing Date

1.01	Form of Engagement Agreement between the Company and T.R. Winston & Company, LLC	*

4.01	Form of Warrant	*

5.01	Opinion of Silvestre Law Group, P.C.	*

10.01	Form of Securities Purchase Agreement	*

23.01	Consent of Silvestre Law Group, P.C. (included as part of Exhibit 5.01)	*

99.1	Press release issued by the Company dated January 3, 2014	*